Note 6 - Supplemental Balance Sheet and Cash Flow Information (Details Textual) - Subsequent Event [Member] - Revolving Credit Facility [Member] - Vendor Loan Agreement [Member] $ in Millions	1 Months Ended
Jul. 31, 2022 USD ($)
Line of Credit Facility, Maximum Borrowing Capacity	$ 2.5
Long-Term Line of Credit, Total	$ 1.5
Debt Instrument, Interest Rate, Stated Percentage	5.00%
Line of Credit Facility, Annual Stated Rate Increase	1.00%